UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 20, 2008


                            SouthWest Water Company
             (Exact Name of Registrant as Specified in its Charter)

      Delaware                      000-8176                    95-1840947
  (State or other           (Commission File Number)         (I.R.S. Employer
  jurisdiction of                                         Identification Number)
   incorporation
  or organization

                              One Wilshire Building
                       624 South Grand Avenue, Suite 2900
                           Los Angeles, CA 90017-3782
                         (Address of principal executive
                                    offices)

        Registrant's telephone number, including area code (213) 929-1800


                                      None
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14-d(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.03         Amendments to Articles of Incorporation or Bylaws; Change In
                  Fiscal Year

Amendments to the Restated Certificate of Incorporation (the "Certificate of Incorporation") and Amended and Restated Bylaws (the "Bylaws") of SouthWest Water Company (the "Company") were approved by the Company's Board of Directors ("Board") on January 29, 2008 and by the Company's stockholders at the annual stockholder meeting on May 20, 2008. The amendments to the Certificate of Incorporation were effective upon filing of a Certificate of Amendment of the Restated Certificate of Incorporation (the "Amended Certificate") with the Delaware Secretary of State on May 20, 2008.

The changes to the Certificate of Incorporation and the Bylaws declassify the Company's Board of Directors. The changes to the Bylaws were approved by way of Amendment No. 5 to the Amended and Restated Bylaws (the "Amended Bylaws") and became effective upon the effectiveness of the Amended Certificate. The Board of Directors declassification will phase in over the next three annual stockholder meetings (including the 2008 annual stockholder meeting), with the first full election of the entire Board of Directors in 2010.

The Amended  Certificate  and the Amended Bylaws are attached hereto as Exhibits
3.1 and 3.2 respectively. The description of these documents and applicable changes does not purport to be complete and is qualified by reference to the full text of the attached Amended Certificate and Amended Bylaws.

Item 9.01         Financial Statements and Exhibits

Exhibit Number    Exhibit
--------------    -------

     3.1 Certificate of Amendment to Restated Certificate of Incorporation of SouthWest Water Company.
     3.2 Amendment No. 5 to the Amended and Restated Bylaws of SouthWest Water Company.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                                SOUTHWEST WATER COMPANY

Date:  May 23, 2008                             By:   /s/William K. Dix
                                                   -----------------------------
                                                Name:    William K. Dix
                                                Its:     Vice President General
                                                         Counsel & Secretary